SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported):    January 31, 2006


                           Stillwater Mining Company
            (Exact name of registrant as specified in its charter)




   Delaware                           1-13053                  81-0480654
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(State or Other Jurisdiction        (Commission              (IRS Employer
  of Incorporation)                 File Number)           Identification No.)



1321 Discovery Drive, Billings, Montana                              59102
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(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code  (406) 373-8700
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                                Not applicable
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         (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01         Entry into a Material Definitive Agreement.


         On January 31, 2006, Stillwater Mining Company entered into Amendment no. 1 to Credit Agreement with the lenders under its credit facility and Toronto Dominion (Texas) LLC, as administrative agent for the lenders. A copy of such amendment is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

         The purpose of the amendment was to reduce the effective interest rate spread by 100 basis points on the original $140 million six-year term loan entered into on August 3, 2004. At the Company's current debt level, this amendment will save it approximately $1 million per year in interest expenses.

         In addition, a previous loan provision that required the Company to fix the interest rate on 50% of the outstanding term loan balance through December 31, 2007, if and when the underlying three-month LIBOR (London Interbank Offer Rate) reached 4.50% was also amended, increasing the hedging threshold to 5.50%. The amendment also provides for a 1% prepayment penalty on term loan repricing or voluntary prepayments of principal under certain circumstances during the one year following the date of the amendment.

         As of December 31, 2005, the Company has $109.4 million outstanding under the term loan facility.


Item 9.01         Financial Statements and Exhibits.

(c)      Exhibits.

See Exhibit Index below.



                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       STILLWATER MINING COMPANY

Dated: February 2, 2006                By:  /s/ John R. Stark
                                       ---------------------------------------
                                       Name:  John R. Stark
                                       Title: Vice President, Human Resources,
                                                  Secretary and General Counsel



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                                 EXHIBIT INDEX

    Exhibit No.     Description
    -----------     -----------

        10.1 Amendment No. 1 to Credit Agreement, dated as of January 31, 2006 by and among Stillwater Mining Company and Toronto Dominion (Texas) LLC.